SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 5, 2004


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                     0-27102                 23-2694937
       ------------                     -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                 19047-1833
-----------------------------------------------                 ----------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On April 5, 2004, eGames, Inc. issued a press release announcing the date that it expects to release its financial results for the three and nine months ended March 31, 2004, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.


Item 7(c). Exhibits

Exhibit
Number                                        Description
_______                             _________________________________

 99.1                               Press Release dated April 5, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eGames, Inc.


                                        By:/s/ Thomas W. Murphy
                                           ----------------------------------
                                           Thomas W. Murphy, Vice President and
                                           Chief Financial Officer
Dated: April 5, 2004

                                                                   EXHIBIT 99.1
At eGames, Inc.
Jerry Klein, President & CEO
(215) 750-6606 (Ext. 118)
Tom Murphy, Vice President & CFO
(215) 750-6606 (Ext. 113)

For Immediate Release

                eGAMES Third Quarter Financial Results Scheduled
                          for Release on April 30, 2004

Langhorne, PA - April 5, 2004 - eGames, Inc. (OTCBB: EGAM), a publisher of Family Friendly(TM), value-priced consumer entertainment PC software games, today announced that it expects to issue a press release announcing its financial results for the three and nine months ended March 31, 2004 on or about April 30, 2004.

About the Company:
------------------
eGames, Inc., headquartered in Langhorne, PA, publishes and markets a diversified line of Family Friendly(TM), value-priced consumer entertainment PC software games. The Company promotes the eGames(TM) and Game Master Series(TM) brands in order to generate customer loyalty, encourage repeat purchases and differentiate eGames software products to retailers and consumers. eGames also publishes and markets RealAge(R) Games & Skills, a collection of PC software activities and games designed to help build and maintain mental sharpness. RealAge Games & Skills also provides information and knowledge about aging gathered from over twenty-five years of research funded by the National Institute on Aging. Additional information regarding eGames, Inc. and RealAge Games & Skills can be found at www.egames.com and www.realagegames.com respectively. eGames--Where the "e" is for Everybody!(R)

Forward-Looking Statement Safe Harbor:
--------------------------------------
This press release contains a forward-looking statement regarding the date the Company expects to release information about its third quarter financial results. The actual date the Company announces its third quarter financial results is subject to change and may be subject to factors beyond the Company's control. These factors include, but are not limited to, the completion of the review of the Company's financial statements for the three and nine months ended March 31, 2004, and other risks and uncertainties included under the heading "Risk Factors" in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 and Quarterly Report on Form 10-QSB for the quarter ended December 31, 2003 filed with the Securities and Exchange Commission.